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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 8, 2000


               Brauvin High Yield Fund L.P. II
     (Exact name of registrant as specified in its charter)

      Delaware                       0-17556          36-3580153
(State of or other                 (Commission        (IRS Employer
jurisdiction of                    File Number)      Identification
incorporation)                                             Number)

30 North LaSalle Street, Suite 3100, Chicago, Illinois   60602
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code  (312) 759-7660


(Former name or address, if changed since last report)

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          Item 5.   Other Events.

On November 30, 2000, Mr. Jerome J. Brault notified  Brauvin
High Yield Fund L.P. II ("the Partnership") of his decision to resign and withdraw as a General Partner of the Partnership. This resignation was to become effective ninety days from November 30, 2000. However, Mr. Brault has determined that his resignation would not be in the best interest of the Partnership, and has therefore rescinded his resignation. He will therefore continue in his role as Managing General Partner of the Partnership.


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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



     BY:  Brauvin Realty Advisors II, Inc.
          Corporate General Partner of
          Brauvin High Yield Fund L.P. II



          BY:  /s/ Jerome J. Brault
               Jerome J. Brault
               Chairman of the Board of Directors,
               President and Chief Executive Officer

          DATE:     December 8, 2000



          BY:  /s/ Thomas E. Murphy
               Thomas E. Murphy
               Chief Financial Officer and Treasurer

          DATE:     December 8, 2000

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